SECOND AMENDMENT OF
                               AGREEMENT OF LEASE
                                FEBRUARY 11, 2000


Between:       FIVE REGENT PARK ASSOCIATES (Landlord)
               a New Jersey Partnership
               c/o Eastman Management Corporation
               651 West Mount Pleasant Avenue
               Livingston, New Jersey 07039

And:           AMERICAN DISEASE MANAGEMENT ASSOCIATES (Tenant)
               #5N Regent Street
               Livingston, New Jersey 07039

RE:            Lease Dated July 22, 1996
               First Amendment Dated June 15, 1999


                                   WITNESSETH
                                   ----------


WHEREAS, on July 22, 1996, the parties entered into a Lease Agreement for office space in the building known as #5N Regent Street, Livingston, New Jersey; and a First Amendment of Agreement of Lease dated June 15, 1999 herein referred to as the "Lease";

WHEREAS, the parties now desire to amend the aforesaid Lease Agreement by taking additional space in the Building in Suite 512 as shown on the sketch attached hereto as Exhibit "A" ("Expansion Area"); extending the term and modifying other terms of the Lease.

NOW THEREFORE, for and in consideration of the mutual covenants set forth, the receipt and sufficiency of which are mutually acknowledged, the parties hereto agree to amend the original Lease Agreement, dated July 22, 1996 and subsequent Amendment of Lease as follows;


1. Contingency: This Amendment shall be contingent upon Landlord's obtaining a Release and Early Termination Agreement from the current lessee of Suite 512 within 30 days of execution of this Amendment. If such release is not obtained within said 30 day period, this Amendment shall be null and void and of no effect.

2. Beginning on the date Landlord substantially completes the work set forth in paragraph 3 below, ("Expansion Area Commencement Date"), the Basic Rent, as the term is defined in the Lease for the Expansion Area shall be in the amount of $33,750.00 per annum or $2,812.50 per month. Tenant shall also pay, as additional Rent for the Expansion Area, the initial amount of $1,041.66 per month.

3. Beginning on the Expansion Area Commencement Date, the Premises as defined in the Lease shall be expanded by 2,500 square feet. The total Rentable Area of the Premises and Expansion Area shall be 6,187, and the Tenant's Proportionate Share shall be 9.00%.

4. Landlord shall perform in the Expansion Area, the renovation work as outlined on the attached floor plan, Exhibit A, as soon as practical upon the execution of this Amendment and satisfaction of the Contingency.

American Disease Management Associates
Second Amendment of Agreement of Lease
PAGE 2



5.   The Lease  Term,  as that term is defined on page 2 of the  Original  Lease
     Agreement shall be for a period of thirty-six (36) months from the Expansion Area Commencement Date. The Term for the original Premises shall be extended

6. Paragraph 3 of the First Amendment of Agreement of Lease shall be deleted and replaced with the following:

          "Landlord shall refund a portion of the total Security Deposit held by Landlord pursuant to the Lease in following manner: On April 1, 2000. July 1, 2000, October 1,2000, and December 1, 2000, Landlord shall refund to Tenant $781.00 of Security Deposit"


7. Effective upon the Expansion Area Commencement Date, all references to the term Expansion Area shall also have the same meaning as Premises in the Lease except, except as otherwise modified herein.

8. Tenant shall not disclose any facts or terms of this Agreement to any third party including former, current or future tenants of the Building.


9. In all other respects, except as expressly modified herein, the said Lease and Lease Amendments between the parties are hereby ratified and confirmed. Any terms not herein defined shall have the same meaning as in the Lease.



               IN WITNESS WHEREOF, the parties have hereunto set their hands on the date first written above.


WITNESS:                              (Landlord)
                                       FIVE REGENT PARK ASSOCIATES
                                       By: Janfel-JBS Corp., a General Partner


/s/ Joanne Tufano                     By: /s/ Peter Schofel
----------------------------             -------------------------------------
                                          Peter Schofel, Vice President

ATTEST:                                (Tenant)
                                       AMERICAN DISEASE MANAGEMENT
                                       ASSOCIATES


/s/ Elizabeth Williams                 By: /S/ Bruce Blake
--------------------------]               -----------------------------------
                                           Bruce Blake, President